Ivy Funds

Supplement dated April 8, 2013 to the

Ivy Funds Prospectus dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012, January 2, 2013, January 7, 2013,

January 11, 2013 and January 18, 2013

The following is added as a new paragraph following the second paragraph of the “Ivy Asset Strategy Fund — Principal Investment Strategies” section on page 111 of the Ivy Funds Prospectus:

The Fund may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to investment companies, such as the Fund. The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that unlike the Fund, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investment techniques.

The following is added as a new paragraph following the last bullet point in the “Ivy Asset Strategy Fund — Principal Investment Risks” section on page 113 of the Ivy Funds Prospectus:

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Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by IICO, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. Although under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Fund has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Fund receives from the Subsidiary should constitute qualifying income.

The following is added as a new paragraph following the second paragraph of the “Ivy Asset Strategy New Opportunities Fund — Principal Investment Strategies” section on page 117 of the Ivy Funds Prospectus:

The Fund may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to investment companies, such as the Fund. The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that unlike the Fund, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investment techniques.

The following is added as a new paragraph following the last bullet point in the “Ivy Asset Strategy New Opportunities Fund — Principal Investment Risks” section on page 119 of the Ivy Funds Prospectus:

■

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by IICO, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. Although under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Fund has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Fund receives from the Subsidiary should constitute qualifying income.

The following is added as a new bullet point following the last bullet point in the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Asset Strategy Fund — Principal Risks” section on page 167 of the Ivy Funds Prospectus:

■	Subsidiary Investment Risk

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The following is added as a new bullet point following the last bullet point in the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Ivy Asset Strategy New Opportunities Fund — Principal Risks” section on page 168 of the Ivy Funds Prospectus:

■	Subsidiary Investment Risk

The following is added as a new paragraph after the Small Company Risk paragraph in the “Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks” section on page 181 of the Ivy Funds Prospectus:

Subsidiary Investment Risk — By investing in its subsidiary, each of Ivy Asset Strategy Fund and Ivy Asset Strategy New Opportunities Fund is exposed to the risks associated with its Subsidiary’s investments. Each Fund’s Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, each Fund, as an investor in its Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because each Fund wholly owns and controls its Subsidiary, and each Fund and its Subsidiary are managed by IICO, it is unlikely that a Fund’s Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which each Fund and its Subsidiary are organized, respectively, could result in the inability of each Fund and/or its Subsidiary to operate as intended and could negatively affect each Fund and its shareholders. Although under the federal tax law, each Fund may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), each Fund has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income each Fund receives from its Subsidiary should constitute qualifying income.

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